Dreyfus

Institutional Preferred Money Market Fund

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter to Shareholders

                             5   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
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                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                    Preferred Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this report for the Dreyfus Institutional Preferred Money Market Fund for the six-month period ended September 30, 1999. During the reporting period, your fund produced an annualized yield of 5.00% and, after taking into account the effect of compounding, an annualized effective yield of 5.12%.(1)

The Economy

After a period of moderate economic growth and subdued inflation in 1998, a result of the U.S. benefiting from the Asian financial crisis, the Federal Reserve Board began to voice its concern about future inflationary pressures affecting the economy. Although difficulties were still occurring at the time in global markets, such as in the area of Japanese financial reform and in the devaluation of the Russian ruble, the general atmosphere of crisis in the overseas environment was waning. This had shifted the focus back to the performance of the domestic economy.

The performance of the U.S. economy in the first quarter of 1999 has been much stronger than expected. The growth rate of 4.3% was high, inflation was benign, and there has been no evidence of advancing wage pressure despite a tight labor market. Rapid advances in technology were contributing to the economic expansion by providing structural benefits in the form of lower costs and prices. However, there were concerns that imbalances in the economy would eventually derail the nine-year economic expansion.

A surprise jump in the Consumer Price Index in May was instrumental in raising the odds of a Federal Reserve rate hike. Although the Fed did not immediately raise interest rates, it did shift to an asymmetric directive toward tightening. As a result, there was a fundamental change in market psychology toward higher interest rates, which poised the market for a move by the Federal Reserve

At the June Federal Open Market Committee (FOMC) meeting, the Fed voted to raise interest rates by 25 basis points and shifted its policy directive back to a neutral bias. Spurred by this move, as a preemptive strike to head off the threat of inflation, the market hoped that the Fed would be done tightening. Although inflation appeared under control, evidence began to emerge showing rising wages and benefits. Against a backdrop of strong economic growth, the threat of higher inflationary activity was hard to ignore.

At the August FOMC meeting and for a second time during the year, the Fed raised the fed funds target by 25 basis points. The Fed also raised the discount rate by 25 basis points. Although second quarter Gross Domestic Product (GDP) growth dropped to a rate of 1.6%, the effects of two interest rate hikes have yet to fully impact the performance of the economy. Tight labor markets, an improved manufacturing sector, a strong housing sector and high consumer demand continue to reinforce the underlying strength of the economy. Going forward, statistical evidence continues to remain the driving force regarding the future of monetary policy.

Market Environment/Portfolio Focus

The shift in market psychology towards a rising interest rate environment heightened the frequency of declining trading sessions in the equity, treasury and money markets. The yield curve became steeper and there was a pick up in corporate, bank and treasury issuance. The decline in the valuation of the U.S. dollar also hampered the performance of the U.S. markets. Declines in overseas markets, however, would often spark flight to quality trading back into the U.S. markets. During the reporting period, technical factors as well as the change in fundamental factors raised the volatility level in the market.

The sustainability of strong economic growth in a current low inflationary environment remains in question. The emergence of pipeline inflation is of concern. At present, the Fed is in a wait-and-see stance and the market continues to evaluate emerging economic data.

                                                                        The Fund

LETTER TO SHAREHOLDERS (CONTINUED)

We are closely monitoring market factors to seek high current income for our investors. We look forward to continuing to serve your needs for income on cash assets.

    Sincerely,



    Patricia A. Larkin

    Senior Portfolio Manager

October 15, 1999

New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THIS FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND, BUT ALSO HAS THE POTENTIAL TO MAKE MONEY.



STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--30.7%                                               Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services (Yankee)

   5.20%, 12/9/1999                                                                          25,000,000               25,000,000

ABN-AMRO Bank N.V. (London)

   5.39%, 11/24/1999                                                                         75,000,000               75,001,110

Bank Austria AG (Yankee)

   5.42%, 5/22/2000                                                                          15,000,000               14,994,918

Caisse National De Credit Agricole (London)

   5.43%, 12/22/1999                                                                         50,000,000               50,002,155

Commerzbank AG (Yankee)

   5.02%-5.16%, 1/10/2000-4/7/2000                                                           38,000,000               37,994,056

Crestar Bank (Yankee)

   5.50%, 1/19/2000                                                                          50,000,000               50,000,000

Den Danske Bank A/S (Yankee)

   5.02%, 1/10/2000                                                                          25,000,000               25,000,000

Den Norske Bank ASA (London)

   5.41%, 11/24/1999                                                                         50,000,000               50,000,740

Deutsche Bank AG (Yankee)

   5.02%-5.45%, 11/3/1999-4/10/2000                                                         100,000,000               99,992,176

Dresdner Bank AG (London)

   5.39%, 11/19/1999                                                                         47,000,000               47,000,905

First Union National Bank

   5.82%, 2/22/2000                                                                          50,000,000               50,000,000

Harris Trust & Savings Bank

   5.35%, 11/1/1999                                                                         100,000,000              100,000,000

Istituto Bancario San Paolo DiTorino (Yankee)

   5.15%, 5/16/2000                                                                          40,000,000               39,992,753

Marine Midland Bank NA

   5.05%, 2/14/2000                                                                          25,000,000               24,996,407

Merita Bank PLC (Yankee)

   5.38%, 11/1/1999                                                                         120,000,000              120,000,000

Norddeutsche Landesbank Girozentrale (London)

   5.41%, 11/9/1999                                                                          40,000,000               39,995,666

Societe Generale (Yankee)

   5.10%, 1/14/2000                                                                          25,000,000               24,994,356

Toronto-Dominion Bank (Yankee)

   5.44%, 4/10/2000                                                                          25,000,000               24,993,262

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $899,958,504)                                                                                               899,958,504

                                                                                                                       The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
COMMERCIAL PAPER--44.7%                                                                       Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   5.55%, 10/1/1999                                                                         100,000,000              100,000,000

Atlantis One Funding Corp.

   5.32%, 10/4/1999                                                                          50,000,000               49,977,917

BCI Funding Corp.

   5.45%, 12/15/1999                                                                        100,000,000               98,879,166

Canadian Imperial Holdings Inc.

   5.41%, 12/21/1999                                                                        100,000,000               98,799,400

Daimlerchrysler North America Holding Corp.

   5.25%-5.38%, 10/4/1999-11/1/1999                                                          75,000,000               74,822,093

General Electric Capital Corp.

   5.36%-5.58%, 11/1/1999-2/3/2000                                                           85,000,000               83,900,727

General Electric Capital Services Inc.

   4.96%-5.32%, 10/12/1999-10/22/1999                                                        75,000,000               74,808,521

Lehman Brothers Holdings, Inc.

   5.40%, 10/5/1999                                                                          75,000,000               74,955,417

Morgan (J.P.) & Co.

   5.05%-5.37%, 11/22/1999-11/24/1999                                                       130,000,000              129,016,245

National Australia Funding (DE) Inc.

   5.50%, 10/1/1999                                                                          50,000,000               50,000,000

Prudential Funding Corp.

   5.52%, 10/1/1999                                                                         100,000,000              100,000,000

Santander Finance (DE) Inc.

   5.28%-5.36%, 10/6/1999-11/1/1999                                                         125,000,000              124,620,744

Spintab AB

   5.46%, 12/8/1999                                                                         100,000,000               98,981,888

Swedbank Inc.

   5.27%, 11/5/1999                                                                          50,000,000               49,748,194

UBS Finance (DE) Inc.

   5.50%, 10/1/1999                                                                         100,000,000              100,000,000

TOTAL COMMERCIAL PAPER

   (cost $1,308,510,312)                                                                                           1,308,510,312
----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--7.3%
----------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   5.44%-5.63%, 3/2/2000-9/1/2000                                                           124,000,000  (a)         124,005,432

CIT Group Holdings, Inc.

   5.47%-5.50%, 11/2/1999-2/24/2000                                                          64,000,000  (a)          63,987,983

Merrill Lynch & Co. Inc.

   5.42%, 10/13/1999                                                                         25,000,000  (a)          25,000,000

TOTAL CORPORATE NOTES

   (cost $ 212,993,415)                                                                                              212,993,415


                                                                                              Principal
PROMISSORY NOTES--4.3%                                                                       Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group L.P.

  5.39%-6.00%, 10/29/1999-2/18/2000

   (cost $125,000,000)                                                                      125,000,000  (b,c)       125,000,000
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--8.5%
----------------------------------------------------------------------------------------------------------------------------------

Bank of America NT & SA

   5.37%, 11/23/1999                                                                         80,000,000               80,000,000

Comercia Bank

   5.44%, 3/22/2000                                                                          50,000,000  (a)          49,991,076

Harris Trust & Savings Bank

   5.44%, 4/19/2000                                                                          25,000,000  (a)          24,994,602

Key Bank N.A.

   5.45%, 4/14/2000                                                                          25,000,000  (a)          24,993,424

Nationsbank N.A.

   5.00%, 1/5/2000                                                                           10,000,000               10,000,000

SouthTrust Bank N.A.

   5.43%, 4/12/2000                                                                          60,000,000  (a)          59,987,030

TOTAL SHORT-TERM BANK NOTES

   (cost $249,966,132)                                                                                               249,966,132
----------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--4.0%
----------------------------------------------------------------------------------------------------------------------------------

Banco Bilbao Vizcaya S.A. (Nassau)

   5.63%, 10/1/1999                                                                         100,000,000              100,000,000

Dresdner Bank AG (Grand Cayman)

   5.38%, 10/1/1999                                                                          17,517,000               17,517,000

TOTAL TIME DEPOSITS

   (cost $117,517,000)                                                                                               117,517,000
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TOTAL INVESTMENTS (cost $2,913,945,363)                                                           99.5%            2,913,945,363

CASH AND RECEIVABLES (NET)                                                                          .5%               13,210,362

NET ASSETS                                                                                         100%            2,927,155,725

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B) THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
DISTRIBUTE OR SELL.

(C) SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED
BETWEEN 8/23/1999 AND 9/21/1999 AT A COST OF PAR VALUE. AT SEPTEMBER 30,1999,
THE AGGREGATE VALUE OF THESE SECURITIES WAS $125,000,000, REPRESENTING
APPROXIMATELY 4.3% OF NET ASSETS; THEY ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                      The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost         Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,913,945,363  2,913,945,363

Interest receivable                                                  16,123,668

                                                                  2,930,069,031
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                          301,552

Cash overdraft due to Custodian                                       2,611,754

                                                                      2,913,306
------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,927,155,725
------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    2,927,172,944

Accumulated net realized gain (loss) on investments                    (17,219)
------------------------------------------------------------------------------

NET ASSETS ($)                                                     2,927,155,725
------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                  2,927,172,944

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     54,885,715

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                            1,068,587

INVESTMENT INCOME--NET                                              53,817,128
------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B)($):                (15,130)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                53,801,998

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 1999           Year Ended
                                              (Unaudited)       March 31, 1999
------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         53,817,128           91,388,895

Net realized gain (loss) from investments        (15,130)               37,644

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  53,801,998            91,426,539
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DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (53,817,128)         (91,388,895)

Net realized gain on investments                     --               (36,942)

TOTAL DIVIDENDS                              (53,817,128)         (91,425,837)
------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               7,340,651,231        9,462,363,499

Dividends reinvested                           45,419,837           81,867,044

Cost of shares redeemed                    (6,458,305,737)      (9,041,452,044)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          927,765,331           502,778,499

TOTAL INCREASE (DECREASE) IN NET ASSETS      927,750,201           502,779,201
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                         1,999,405,524        1,496,626,323

END OF PERIOD                               2,927,155,725        1,999,405,524

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Six Months Ended
                                             September 30, 1999       Year Ended
                                                    (Unaudited)   March 31, 1999
------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      1.00            1.00

Investment Operations:

Investment income--net                                     .025            .053

Distributions:

Dividends from investment income--net                     (.025)          (.053)

Net asset value, end of period                            1.00            1.00
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                          5.07(a)         5.48
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .10(a)           .10

Ratio of net investment income
   to average net assets                                 5.02(a)          5.31
------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               2,927,156          1,999,406

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that a net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

(b) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                       The Fund

                                                           For More Information

Dreyfus Institutional
Preferred Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-346-3621

BY E-MAIL Access Dreyfus Institutional Services Division at www.LIONSALES.com. You can obtain product information and E-mail requests for information or literature.

BY MAIL Write to: The Dreyfus Family of Funds Attn: Institutional Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                                   194SA999